Exhibit 10.3

EXHIBIT “B-1”

Legal Description:

(THE DESCRIPTION BELOW IS A TRACT OF LAND TO BE KNOWN AS LOT 2 IN A FUTURE REPLAT OF MARIAH CENTER)

A TRACT OF LAND OVER A PORTION OF LOT 1, BLOCK 1, MARIAH CENTER, A SUBDIVISION OF LAND IN SECTION 21, TOWNSHIP 26 SOUTH, RANGE 25 WEST AND SECTION 28, TOWNSHIP 26 SOUTH, RANGE 25 WEST OF THE SIXTH PRINCIPAL MERIDIAN, DODGE CITY, FORD COUNTY, KANSAS, ACCORDING TO THE RECORDED PLAT THEREOF AND MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 26 SOUTH, RANGE 25 WEST;  THENCE SOUTH 00 DEGREES 36 MINUTES 52 SECONDS WEST, ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 21, A DISTANCE OF 1050.07 FEET;  THENCE SOUTH 88 DEGREES 43 MINUTES 40 SECONDS EAST, A DISTANCE OF 1984.592 FEET;  THENCE SOUTH 30 DEGREES 28 MINUTES 25 SECONDS WEST, A DISTANCE OF 715.35 FEET, TO THE POINT OF BEGINNING OF A TRACT OF LAND TO BE KNOWN AS LOT 2 OF THE FUTURE REPLAT OF MARIAH CENTER;

(THE FOLLOWING DESCRIBED COURSES ARE ALONG THE OUT BOUNDARY OF THE DESCRIBED TRACT OF LAND TO BE KNOWN AS LOT 2 OF THE FUTURE REPLAT OF MARIAH CENTER).

THENCE SOUTH 30 DEGREES 28 MINUTES 25 SECONDS WEST, A DISTANCE OF 929.00 FEET;  THENCE SOUTHERLY ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1290.00 FEET, A CHORD BEARING OF SOUTH 14 DEGREES 00 MINUTES 28 SECONDS EAST, A CHORD DISTANCE OF 247.63 FEET, FOR AN ARC LENGTH OF 248.01 FEET;  THENCE SOUTH 8 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 762.53 FEET;  THENCE NORTH 81 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 453.14 FEET;  THENCE NORTHEASTERLY ALONG A TANGENT CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 50 DEGREES 04 MINUTES 14 SECONDS EAST, A RADIUS OF 700.00 FEET, FOR AN ARC LENGTH OF 611.72 FEET TO A POINT OF TANGENTCY; THENCE NORTH 31 DEGREES 25 MINUTES 46 SECONDS EAST, A DISTANCE OF 210.26 FEET; THENCE NORTHEASTERLY ALONG A TANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 19 DETREES 25 MINUTES 20 SECONDS EAST, A RADIUS OF 710.00 FEET, FOR AN ARC LENGTH OF 240.68 FEET; THENCE NORTH 35 DEGREES 33 MINUTES 18 SECONDS WEST, A DISTANCE OF 573.33 FEET; THENCE NORTH 07 DEGREES 54 MINUTES 04 SECONDS WEST, A DISTANCE OF 143.62 FEET; THENCE NORTH 54 DEGREES 28 MINUTES 17 SECONDS WEST, A DISTANCE 733.78 FEET, TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND TO BE KNOWN AS LOT 2 IN A FUTURE REPLAT OF MARIAH CENTER.

CONTAINS 1,593,374 SQUARE FEET OR 36.58 ACRES MORE OR LESS.   SUBJECT TO ANY AND ALL EASEMENTS, RESTRICTIONS AND OR COVENANTS RECORDED OR UNRECORDED.